--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) June 13, 2018


                    First Trust Strategic High Income Fund II
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-21842                  86-1157779
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 8.01    Other Events.


First Trust Strategic High Income Fund II is filing herewith a press release issued today by First Trust Advisors L.P. ("FTA") announcing that, subject to the satisfaction of certain customary closing conditions, the merger of First Trust Strategic High Income Fund II (NYSE: FHY), a closed-end fund managed by FTA, with and into First Trust High Income Long/Short Fund (NYSE: FSD), a closed-end fund managed by FTA, is expected to become effective immediately before the opening of the NYSE on June 25, 2018.



Item 9.01    Financial Statements and Exhibits.


     (d)   Exhibits

        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      June 13, 2018.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2018             FIRST TRUST STRATEGIC HIGH INCOME FUND II

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX

        Exhibit
        Number        Description

           99.1       Press release of First Trust Advisors L.P. dated
                      June 13, 2018.